EXHIBIT 10.72

                             STOCK PLEDGE AGREEMENT


         STOCK PLEDGE AGREEMENT, dated as of September 18, 1996, between MRS. FIELDS' ORIGINAL COOKIES, INC., a Delaware corporation (with its successors, the "Pledgor"), and THE BANK OF NEW YORK, as collateral agent (the "Collateral Agent").

                              W I T N E S S E T H:

         WHEREAS, the Pledgor is the record and beneficial owner of the shares of stock described in Schedule I hereto (the "Pledged Shares") issued by the corporations named therein or to be named therein (the "Issuers"); and

         WHEREAS, the Pledgor, Chocamerican, Inc., a Delaware corporation, The Prudential Insurance Company of America, a New Jersey mutual insurance company, Principal Mutual Life Insurance Company, an Iowa corporation, Pruco Life Insurance Company, an Arizona corporation, Contrarian Capital Advisors, L.L.C., a Delaware limited liability company, as agent, and Mrs. Fields Inc., a Delaware corporation are entering into a Senior Note and Senior Subordinated Note Agreement, dated the date hereof (the "Note Agreement"), pursuant to which this Stock Pledge Agreement is being delivered.

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Lenders to enter into the Note Agreement, the parties hereto agree as follows:


Section 1. Definitions. Unless otherwise defined herein, terms utilized herein without definition shall have the meaning ascribed to such terms in the Note Agreement and the following shall have the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Collateral"  shall have the meaning  assigned to such term in
Section 2 hereof.

modifications and supplements and any exhibits or schedules to any of the foregoing, as the same may be in effect at the time such reference becomes operative.

Section 2. Pledge. The Pledgor hereby pledges, subject to the limitations set forth in Section 3 hereof, to the Collateral Agent, for the benefit of the Lenders, and grants, subject to the limitations set forth in Section 3 hereof, to the Collateral Agent, for the benefit of the Lenders, a first priority security interest in all the following (the "Collateral"):

(1) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all the Pledged Shares; and

(2) all additional shares of stock of any Issuer of the Pledged Shares or shares of stock of any Person from time to time acquired by the Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all such shares.

Section 3. Limitation on Foreign Pledged Shares. Notwithstanding any provision of Section 2 to the contrary, the Pledged Shares of any foreign corporation shall be limited to, and shall not exceed, 65% of the total combined voting power of all classes of stock of such corporation that are entitled to vote.

Section 4. Security for Notes and the Other Obligations. This Stock Pledge Agreement secures, and the Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, of the Notes or any of the other Obligations.

Section 5. Delivery of Pledged Shares. All certificates representing or evidencing the Pledged Shares shall, upon execution hereof or, thereafter, upon acquisition of such Pledged Shares by the Pledgor, be delivered to and held by the Collateral Agent on behalf of the Lenders pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent and the Lenders. In addition, the Collateral Agent or the Lenders, as the case may be, shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

Section 6. Representations and Warranties. The Pledgor represents and warrants to the Collateral Agent and the Lenders that:

(1) the Pledgor is, and at the time of delivery of the Pledged Shares to the Collateral Agent pursuant to Section 5 hereof will be, the sole holder of record and the sole direct beneficial owner of the Collateral, free and clear of any Lien thereon or affecting the title thereto other than Permitted Liens, except for the Lien created by this Stock Pledge Agreement;

(2) the Pledgor has the requisite corporate power and authority to pledge, assign, transfer, deliver, deposit, and set over the Collateral as provided herein;

(3) no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority (other than routine filings on or after the date hereof with state franchise authorities) is required either for (i) the pledge by the Pledgor of the Collateral pursuant to this Stock Pledge Agreement or for the execution, delivery, or performance of this Stock Pledge Agreement by the Pledgor or (ii) the exercise by the Collateral Agent, for the benefit of the Lenders, of the voting or other rights provided for in this Stock Pledge Agreement or the remedies in respect of the Collateral pursuant to this Stock Pledge Agreement, except as may be required in connection with such disposition by Laws affecting the offering and sale of securities generally;

(4) assuming the Collateral Agent and each Lender has acted in good faith and without notice of any adverse claim with respect to the Pledged Shares, the pledge, assignment, and delivery of the Collateral pursuant to this Stock Pledge Agreement will create a valid, first priority lien on and a first priority perfected security interest in the Collateral, and the proceeds thereof, securing the payment of the Notes and the other Obligations; and

(5) this Stock Pledge Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid, and binding obligation of the Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

The representations and warranties set forth in this Section 6 shall survive the execution and delivery of this Stock Pledge Agreement.

Section 7. Covenants. The Pledgor covenants and agrees that until the Notes and the other Obligations are paid in full:

(1) without the prior written consent of the Collateral Agent, the Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Collateral or any unpaid dividends or other distributions or payments with respect thereto or grant a Lien in any of the Collateral; provided, however, that nothing herein shall be deemed to prohibit the Pledgor from selling, assigning, transferring, pledging or otherwise encumbering shares of capital stock of its Subsidiaries in a transaction which is permissible under the Note Agreement;

(2) the Pledgor will, at its expense, promptly execute, acknowledge, and deliver all such instruments and take all such action as the Collateral Agent from time to time may reasonably request in order to ensure to the Collateral Agent and the Lenders the benefits of the Liens in and to the Collateral intended to be created by this Stock Pledge Agreement, including the filing of any necessary Uniform Commercial Code financing statements, which may be filed by the Collateral Agent or the Lenders with or without the signature of the Pledgor, and will cooperate with the Collateral Agent and the Lenders in obtaining all necessary governmental approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Collateral;

(3) the Pledgor will defend the title to the Collateral and the Liens of the Collateral Agent and the Lenders thereon against the claim of any Person (other than holders of Permitted Liens) and will maintain and preserve such Liens; and

(4) the Pledgor shall deliver all dividends or distributions in respect of any of the Pledged Shares (other than such dividends or distribution of cash or property as are permitted to be paid to the Pledgor in accordance with Section 8(b) hereof), whenever paid or made, to the Collateral Agent to hold as Collateral and, if received by the Pledgor, shall receive all such dividends or distribution in trust for the benefit of the Collateral Agent and the Lenders, and shall segregate such dividends from the other property or funds of the Pledgor, and forthwith shall deliver such dividends or distribution to the Collateral Agent as Collateral in the same form as so received (with any necessary indorsement).

Section 8. Pledgor's Rights. At all times prior to the occurrence of an Event of
Default:

(1) the Pledgor shall have the right, from time to time, to vote and give consents with respect to the Collateral or any part thereof for all purposes not inconsistent with the provisions of this Stock Pledge Agreement, the other Security Documents or the Note Agreement; provided, however, that except as provided in Section 9.6 of the Note Agreement, no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Collateral Agent or the Lenders in respect of the Collateral or authorizing or effecting (i) the dissolution or liquidation, in whole or in part, of the Pledgor or any Issuer, (ii) the consolidation or merger of any of the Issuers with any other Person, (iii) the sale, disposition, or encumbrance of all or substantially all the assets of the Pledgor or any Issuer, (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of any of the Issuers or the issuance of any additional shares of the stock of the Issuers, provided that all such additional shares are pledged hereunder to the Collateral Agent, or (v) the alteration of the voting rights with respect to the stock of any of the Issuers; and

(2) the Pledgor shall be entitled, from time to time, to collect and receive for its own use all dividends and distributions of cash or property paid in respect of the Pledged Shares to the extent not in violation of the Note Agreement, other than shares of stock of any Issuer and options, warrants, calls or commitments of any character whatsoever relating to stock of any Issuer; provided, however, that until actually paid, all rights to such dividends shall remain subject to the Lien created by this Stock Pledge Agreement.

Section 9. Defaults and Remedies. (a) Upon the occurrence and during the continuation of an Event of Default under the Note Agreement, then or at any time after delivery of notice of such Event of Default (provided that such notice is not rescinded by the Lenders), the Collateral Agent, on behalf of the Lenders, personally or through an agent, is hereby authorized and empowered to sell in one or more sales, after ten (10) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice the Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Collateral and otherwise in connection with such a sale to act with respect to the Collateral as though the Collateral Agent was the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing the Collateral Agent as the proxy and attorney-in-fact of the Pledgor (which appointment is coupled with an interest), with full power of substitution to do so and to take any other action in furtherance of the purposes of this Stock Pledge Agreement; provided, however, the Collateral Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at the Collateral Agent's or any of the Lenders' places of business, or at any public building in the City of New York or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Collateral Agent may deem fair, and the Collateral Agent or the Lenders may be the purchaser of the whole or any part of the collateral so sold and hold the same thereafter in their own right free from any claim of the Pledgor or any right of redemption, or the Collateral Agent may be the purchaser of the whole or any part of the Collateral so sold on behalf of the Lenders by bidding in all, or any part, of the indebtedness represented by the Notes or the other obligations, and so purchase the Collateral free and clear of any claim of the Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Collateral Agent reserves the right to reject any and all bids at such sale which, in their discretion, they deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements, and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Collateral Agent.

(1) If, at the original time or times appointed for the sale of the whole or any part of the Collateral, the highest bid, if there is but one sale, shall be inadequate to pay in full the Notes or the other Obligations, or if the Collateral is offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Collateral Agent, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Collateral being sufficient to pay in full the Notes or the other Obligations, the Collateral Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to the Pledgor.

(2) In the event of any sales hereunder, the Collateral Agent or the Lenders, as applicable, shall apply the residue of the proceeds of the sales in accordance with Section 10 hereof.

(3) If, at any time when the Collateral Agent shall determine to exercise its right to sell the whole or any part of the Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Exchange Act of 1934, as amended, the Collateral Agent may, in its discretion (subject only to applicable requirements of law), sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable, but subject to the other requirements of this Section 9, and shall not be required to effect such registration or registration under the Securities Act of 1933, as amended, or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, the Collateral Agent or the Lenders in their discretion may (x) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under such laws (or similar statutes),
(y) approach and negotiate with a single possible purchaser to effect such sale, or (z) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Collateral or part thereof. In addition to a private sale as provided in this Section 9, if any of the Collateral shall not be freely distributable to the public without registration under applicable securities laws at the time of any proposed sale pursuant to this Section 9, then the Collateral Agent or the Lenders shall not be required to effect such registration or cause the same to be effected but, in their discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions as to (i) the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) the content of legends to be placed upon any certificates representing the Collateral sold in such sale, including restrictions on future transfer thereof, (iii) the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about the Pledgor and such Person's intentions as to the holding of the Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) such other matters as the Collateral Agent or the Lenders may, in their discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with applicable law.

(4) The Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in paragraph
(d), the Collateral Agent or the Lenders may, in their discretion, elect to register any or all the collateral under applicable securities laws in accordance with their rights hereunder. The Pledgor, however, recognizes that the Collateral Agent or the Lenders may be unable to effect a public sale of any or all the Collateral and may be compelled to resort to one or more private sales thereof. The Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to be a commercially reasonable method of sale. The Collateral Agent or the Lenders shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the registration of such securities for public sale under applicable securities laws.

(5) If any Event of Default under the Note Agreement shall have occurred, then so long as such Event of Default shall continue, and whether or not any Lender exercises any available right to declare the Notes and the other Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Stock Pledge Agreement or the Note Agreement, the Pledgor shall cause all dividends and other distributions on the Collateral to be paid directly to the Collateral Agent and retained by it as part of the Collateral, subject to the terms of this Stock Pledge Agreement, and the Collateral Agent shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral.

(6) The Pledgor further agrees that a breach of any of the covenants contained in this Stock Pledge Agreement will cause irreparable injury to the Collateral Agent and the Lenders, that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Stock Pledge Agreement shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Notes or any of the other Obligations are not then due and payable in accordance with the Note Agreement.

Section 10. Application of Proceeds. Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent for the benefit of the Lenders in respect of any sale of, liquidation of, or other realization upon all or any part of the Collateral shall be applied by the Collateral Agent pursuant to the terms of Section 4.2 of the Collateral Agency Agreement.

Section 11. Waiver. No failure or delay on the Collateral Agent's or the Lenders' part in exercising any power of sale, Lien, option, or other power, right or remedy provided for in this Stock Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise and no notice or demand which may be given to or made upon the Pledgor by the Collateral Agent or the Lenders with respect to any power of sale, Lien, option, or other power, right, or remedy shall constitute a waiver thereof, or limit or impair the Collateral Agent's or the Lenders' right to take any action or to exercise any power of sale, Lien, option, or any other power, right, or remedy hereunder, without notice or demand, or prejudice the Collateral Agent's or the Lenders' rights as against the Pledgor in any respect.

Section 12. Assignment. Lenders and the Collateral Agent may assign their interests in this Stock Pledge Agreement at any time in accordance with the terms of Article IX of the Collateral Agency Agreement and Section 13.2 of the Note Agreement.

Section 13. Termination. Immediately following the payment in full of all the Notes and any of the other Obligations, the Collateral Agent or the Lenders, as applicable, shall deliver to the Pledgor the Collateral at the time subject to this Stock Pledge Agreement and all instruments of assignment and any stock powers executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of the Pledgor's obligations hereunder shall at such time terminate.

Section 14. Lien Absolute. All rights of the Collateral Agent and the Lenders hereunder, and all Obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

(1) any lack of validity or enforceability of the Note Agreement or any other agreement or instrument governing or evidencing the Notes and any of the other Obligations;

(2) any change in the time, manner, or place of payment of, or in any other term of, all or any part of the Notes or any of the other Obligations, or any other amendment or waiver of or any consent to any departure from the Note Agreement or any other agreement or instrument governing or evidencing the Notes or any other Obligations;

(3) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Notes or any of the other Obligations; or

(4) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

Section 15. Release. The Pledgor consents and agrees that the Lenders may at any time, or from time to time, in their discretion (a) renew, extend, or change the time of payment, and/or the manner, place, or terms of payment of all or any part of the Notes or any of the other Obligations and (b) exchange, release, and/or surrender all or any of the Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Collateral Agent or the Lenders in connection with all or any of the Notes or any of the other Obligations; all in such manner and upon such terms as the Lenders may deem proper, and without notice to or further assent from the Pledgor except to the extent required by the Note Agreement, it being hereby agreed that the Pledgor shall be and remain bound by this Stock Pledge Agreement, irrespective of the existence, value, or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal, or extension and notwithstanding also that the Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Notes and the Note Agreement, or any other agreement governing any of the Obligations. The Pledgor hereby waives notice of acceptance of this Stock Pledge Agreement, and also presentment, demand, protest, and notice of dishonor of any and all the Notes or any of the other Obligations, and promptness in commencing suit against any party hereto or liable hereon, and, except as specifically provided in the Note Agreement, in giving any notice to or of making any claim or demand hereunder upon the Pledgor. No act or omission of any kind on the Collateral Agent's or the Lenders' part shall in any event affect or impair this Stock Pledge Agreement.

Section 16. Indemnification. The Pledgor agrees to indemnify and hold harmless the Collateral Agent and the Lenders as and to the extent provided for in
Section 13.16 of the Note Agreement.

Section 17. Reinstatement. This Stock Pledge Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor for liquidation or reorganization, should the Pledgor become insolvent or make an assignment for the benefit of creditors, or should a receiver or trustee be appointed for all or any significant part of the Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Notes or any of the other Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Notes or any of the other Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored, or returned, the Notes and the other Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored, or returned.

Section 18. Miscellaneous. (a) The Collateral Agent may execute any of its rights and duties hereunder, as applicable, by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to their rights and duties hereunder.

(1) The Pledgor agrees to promptly reimburse the Collateral Agent and the Lenders for actual out-ofpocket expenses, including, without limitation, counsel fees, incurred by the Collateral Agent and the Lenders in connection with the administration and enforcement of this Stock Pledge Agreement.

(2) Neither the Collateral Agent, Lenders, nor any of their offices, directors, employees, agents, or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

(3) This Stock Pledge Agreement shall be binding upon the Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Collateral Agent, the Lenders, and their respective permitted successors and assigns, and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of New York, and none of the terms or provisions of this Stock Pledge Agreement may be waived, altered, modified, or amended except in writing duly signed for and on behalf of the Collateral Agent, the Lenders, and the Pledgor.

(4) The Pledgor agrees that, from time to time upon the written request of the Collateral Agent, the Pledgor will execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effect the purposes of this Stock Pledge Agreement.

Section 19. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Stock Pledge Agreement which are valid.

Section 20. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Stock Pledge Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be given to the other party in accordance with the provisions of Section 13.5 of the Note Agreement or, in the case of the Collateral Agent, in accordance with the provisions of Section 10.1 of the Collateral Agency Agreement.

Section 21. Section Titles. The section titles contained in this Stock Pledge Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 22. Counterparts. This Stock Pledge Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

Section 23. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed as of the date first written above.


                                    MRS. FIELDS' ORIGINAL COOKIES, INC.



                                    By: /s/Herbert S. Winokur
                                    Name:  Herbert S. Winokur, Jr.
                                    Title: President

Accepted and Acknowledged by:

THE BANK OF NEW YORK,
  as Collateral Agent


By:__________________________
Name:________________________
Title:_______________________

                  IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed as of the date first written above.


                                    MRS. FIELDS' ORIGINAL COOKIES, INC.



                                    By:_________________________________
                                    Name:
                                    Title:

Accepted and Acknowledged by:

THE BANK OF NEW YORK,
  as Collateral Agent


By:   /s/Byron Merino
Name:    Byron Merino
Title:   Assistant Treasurer

                                   SCHEDULE I
                            TO STOCK PLEDGE AGREEMENT


STOCK ISSUER                                CLASS            TOTAL            TOTAL            NUMBER              STOCK
                                          OF STOCK         AUTHORIZED         ISSUED          OF SHARES         CERTIFICATE
                                                             SHARES           SHARES           PLEDGED            NUMBERS

Mrs. Fields Cookies Australia               Common            50,000           1,000              1,000                5

Fairfield Foods Inc.                        Common             2,500              50                 50               15

Mrs. Fields Cookies (Canada), Ltd.          Common               100             100                 65             C-11

Mrs. Fields Limited                         Common            20,000           1,000                650                5
